SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 15, 2002
                       -----------------------------------
                        (Date of earliest event reported)

                               SAFETY-KLEEN CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            001-8368                                  51-0228924
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      (Commission File No.)              (IRS Employer Identification No.)


         1301 Gervais Street, Suite 300, Columbia, South Carolina 29201
         --------------------------------------------------------------
         (Address of principal executive offices)            (zip code)

                                 (803) 933-4200
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                        ---------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

On August 15, 2002 the registrant, issued the press release filed with this Current Report on Form 8-K as Exhibit 99.1. The information contained in Exhibit
99.1 is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit No.       Description
-------------     -------------------------------------
99.1              Press Release issued August 15, 2002 (Filed herewith.)




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SAFETY-KLEEN CORP.



Date: August 21, 2002             By: /s/ James K. Lehman
                                      --------------------------------
                                      James K. Lehman
                                      Senior Vice President, General Counsel and
                                      Secretary




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                                  EXHIBIT INDEX

Exhibit No.      Description
----------       -----------
99.1             Press Release issued August 15, 2002 (Filed herewith.)

                                  Exhibit 99.1
FOR IMMEDIATE RELEASE                                Media Contact: John Kyte
August 15, 2002                                             803-933-4224

FIRE DESTROYS SAFETY-KLEEN FACILITY IN CLARENCE, NY

Clarence, NY - August 15, 2002 - A fire that began at approximately 10:30 p.m. on Wednesday, August 14, 2002, destroyed a hazardous waste management facility owned by Safety-Kleen (BDT) Inc., in Clarence, NY. The fire was contained on-site and there were no injuries to facility employees or local emergency responders.

The fully-permitted treatment, storage and disposal facility manages a variety of hazardous and reactive wastes, including lithium batteries and compressed gas cylinders, using both chemical and thermal treatment methods.

The fire began in the facility's lithium treatment area as employees were engaged in normal operations to prepare a 55-gallon drum of lithium batteries for thermal treatment. As the drum was opened, a fire started and employees promptly activated the facility's contingency plan and called the Clarence Fire Department.

The fire consumed the entire 12,000 square-foot facility, which was opened in 1990 and employs 38 people. Several buildings were destroyed, as well as the facility's chemical analysis laboratory. Fire trucks remained on the scene until approximately 8:45 a.m. this morning, and have since then been called back to treat some minor hotspots.

Facility manager Timothy Van Domelen said teams of employees and environmental specialists are currently at the facility monitoring and stabilizing the situation, and beginning clean-up activities, including collection of all water used by the Fire Department to contain the fire on the 12.5-acre site.

Waste materials remaining on the site will be re-packaged and managed at other Safety-Kleen facilities. Waste materials destined for the Clarence facility will be re-routed to other facilities, as well, and customers will be notified of such activities.

"First and foremost, we are relieved that no one was hurt as a result of the fire," said David Sprinkle, Safety-Kleen's Executive Vice President for Operations. "We are also grateful to the Fire Department and other emergency responders for their prompt and professional help, and we want to assure the local community that we will take all necessary actions to fully and properly clean-up the facility."

Based in Columbia, South Carolina, Safety-Kleen Corp. is the largest industrial and hazardous waste management company in North America, serving more than 400,000 customers in the United States, Canada, Mexico and Puerto Rico.